Exhibit 10.1

SHARE PURCHASE AGREEMENT

THIS SHARE PURCHASE AGREEMENT (this "Agreement"), dated as of January 24, 2019 (the “Effective date”), is made by and among Galaxy Next Generation, Inc., with a principal address of 285 N Big A Road, Toccoa, Georgia 30577 (“Galaxy”) and CIA LLC, with a principal address of 469 East Broadway, Brandenburg, Kentucky 40108 (“CIA”).

RECITALS

A.

CIA desires to purchase One Hundred Percent (100%) of the Shareholder Interests in FullCircle Entertainment, Inc., a Kentucky corporation (the “Company”), denominated as Shares and owned by Galaxy based on the terms and conditions set forth in this Agreement.

B.

Galaxy desires to sell the Shares to CIA on the terms and conditions set forth in this Agreement.

C.

All terms used but not otherwise defined herein shall have the meanings given in Exhibit A attached hereto and incorporated herein by this reference.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties to this Agreement agree as follows:

ARTICLE 1

PURCHASE AND SALE OF SHARES.

1.1

Purchase of Shares. Based upon the representations, warranties, covenants and agreements set forth in this Agreement and subject to the terms and conditions of this Agreement, at the Closing Galaxy shall sell to CIA, and CIA shall purchase from Galaxy, 100% of the Shares of the Company in consideration of the payment by CIA of Thirty Eight Thousand Six Hundred and Twenty Five (38,625) shares of Galaxy (the “Purchase Price”) at closing.

ARTICLE 2

THE CLOSING.

2.1

Closing. The closing of the sale and purchase of the Shares pursuant to this Agreement shall take place at the offices of the Company in Brandenburg, Kentucky, at 10:00 a.m. Eastern time on the date hereof, or at such other time or place as the parties mutually agree (the "Closing").

2.2

Delivery by Company. Upon Closing, Galaxy shall cause the Company to  transfer to CIA, which will be reflected in the Company's books and records, the Shares being purchased by CIA, against payment of the Purchase Price, and the Purchase Price shall be transferred to an account designated by Galaxy in writing prior to the Closing.

ARTICLE 3

REPRESENTATIONS, WARRANTIES AND

ACKNOWLEDGMENTS.

3.1

Representations and Warranties of Galaxy. Galaxy represents and warrants to CIA that:

(a) Liens. The Shares to be purchased by CIA are free and clear of all Liens.

(b) Disclosure Schedules. Except as set forth on the Disclosure Schedule attached as Exhibit C to this Agreement, the representations herein are true and correct as of the date of the Closing.

(c) Organization, Good Standing and Qualifications. The Company is a Kentucky corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Kentucky and has all requisite power and authority to carry on its business as presently conducted.  The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to do so would qualify as a Material Adverse Effect.

(d)  Shares.  During the time it has owned the Company, Galaxy:

(i)  has not issued shares of Company stock or any other securities;

(ii) has not incurred any debt in the name of the Company;

(iii) has not entered into any contracts or joint ventures;

(iv) has not sold or transferred any assets of the Company;

(v)  has not amended the bylaws or articles of incorporation of the Company;

(vi) has not hired or fired any employees; and

(vii) has not made any filing on behalf of the Company with any state or federal authority.

(e) Disclosure. Galaxy has made available to CIA all the information reasonably available that CIA has requested for deciding whether to acquire the Shares. No representation or warranty contained in this Agreement, as qualified by the Disclosure Schedule, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

(f) Authorization. All corporate actions required to be taken by the Company’s Board of Directors and Shareholders in order to authorize Galaxy to enter into the Agreement, and to transfer the Shares at the Closing have been satisfied.

3.2 Acknowledgments of Investor. CIA acknowledges and agrees that:

(a) Disclosure Schedules. The Company has outstanding Agreements and debt obligations as set forth in the Disclosure Schedule.

(b) Registration Exemption. (i) The Shares are being offered and sold under exemptions from registration provided for in the Securities Act of 1933, as amended (the "Securities Act"), (ii) it is purchasing an interest in the Company without being furnished any offering literature or prospectus, and (iii) this transaction has not been reviewed by the United States Securities and Exchange Commission or by any administrative agency charged with the administration of the securities or "blue sky'' laws of any state.

(c) Purchase Entirely for Own Account. The Shares are being purchased for CIA’s own investment portfolio and account (and not on behalf of, and without the participation of, any other Person) with the intent of holding the Shares for investment and without the intent of participating, directly or indirectly, in a distribution of the Shares and not with a view toward resale or distribution of any or all of the Shares, nor is Galaxy aware of the existence of any distribution of the Company's securities.

(d) Disclosure of Information. Prior to CIA’s decision to purchase the Shares, CIA:

(i) has been afforded access to, and given an opportunity to review, all available information relating to the Company;

(ii) has been given the opportunity to ask questions of and receive answers from the representatives of the Company; and

(iii) acknowledges receipt of all information requested of the Company that CIA deemed necessary in order to enable it to make an informed decision concerning an investment. CIA has evaluated the risk of investing in the Shares and is acquiring the Shares based only upon CIA’s independent examination and judgment as to the prospects of the Company as determined from the information obtained directly by CIA from the Company.

(e) Evaluation of Risks. CIA is knowledgeable and experienced in finance, securities and investments and has had sufficient experience analyzing and investing in securities similar to the Shares so as to be capable of evaluating the merits and risks of an investment in the Shares. CIA is able to bear the economic risk of an investment in the Shares.

(f)  No Public Market. CIA acknowledges that it must continue to bear the economic risk of the investment in the Shares for an indefinite period and recognizes that the Shares are being sold without registration for any subsequent sale under the Securities Act and applicable state securities laws.

(g) Organizational Documents. CIA has received and carefully read and is familiar with the Company’s Articles of Incorporation, By-Laws and other organizational documents.

 (h) Transfer Restrictions. The Shares will not be offered for sale, sold or transferred by CIA other than in accordance with the Company's By-Laws and pursuant to (i) an effective registration under the Securities Act or in a transaction which is otherwise in compliance with the Securities Act; and (ii) evidence satisfactory to the Company of compliance with the applicable securities laws.

(i) Legend. A legend indicating that the Shares have not been registered under applicable federal and state securities laws and referring to the restrictions on transferability and sale of the Shares may be placed on any certificate(s) or other document delivered to CIA or any substitute therefore and any transfer agent of the Company may be instructed to require compliance therewith.

(j) Independent Evaluation. CIA confirms that it has been advised to consult with its own attorney regarding legal matters concerning the Company and to consult with independent tax advisors regarding the tax consequences of investing in the Company.

(k) Power and Authority. CIA represents and warrants that it has the power and authority to sign this Agreement and provide the funds required for this investment.

(l) Company’s Reliance. CIA acknowledges that it understands the meaning and legal consequences of the representation and covenants set forth in this Agreement and that the Company has relied and will rely upon such representations, covenants and certifications.

(m) Sufficient Funds. CIA represents and warrants that it will have, as of the Closing, securities sufficient to fulfill its payment obligations as set forth in Section 1.1 and to pay all of its related fees and expenses necessary to effect the transaction contemplated by this Agreement.

ARTICLE 4

CONDITIONS TO CLOSING

4.1

Conditions to Obligations of the Company. The Company’s obligation to transfer the respective Shares to CIA upon Closing is subject to satisfaction, at or before the Closing, of the following conditions:

4.2 Representations and Warranties True. The representations and warranties made in Section 3 by the Parties will be true, complete and accurate as of the Closing, and the Parties will have performed all obligations and conditions required to be performed and observed by them on or before Closing.

ARTICLE 5

INDEMNIFICATION

5.1

Mutual Indemnification. Each Party agrees to indemnify, exonerate and hold the other Party and its Shareholders, officers, directors, employees and agents (each an “Indemnitee”) free and harmless from and against any and all third party claims brought against them, and any and all damages suffered or incurred by any Indemnitee, as a result of or to the extent relating to the other Party’s breach of any representation and warranties in this Agreement.

5.2

Limitations. All representations and warranties of the Parties in this Agreement shall survive the execution and delivery of this Agreement, and any claim arising from or relating to the alleged breach of any such representation or warranty must be asserted before the second anniversary of the Closing (the “Limitation Period”).

5.3

Release of CIA.  Galaxy releases and forever discharges CIA, its directors, officers, employees, agents, subsidiaries, affiliates, and parent corporations, predecessors, successors, and assigns, and all other persons, firms, corporations, and entities (none of whom admit any liability to Galaxy but all of whom expressly deny any liability) from, and covenants never to sue or charge any of them with respect to, any and all charges, claims, demands, damages, actions, causes of action, or lawsuits of any kind or nature whatsoever which, arises out of or is related to the operation of the Company, the ownership of the Company, or the transfer of the Company’s stock, whether in law or equity, known or unknown, asserted or unasserted, suspected or unsuspected.

5.4

Release of Galaxy.  CIA releases and forever discharges Galaxy, its directors, officers, employees, agents, subsidiaries, affiliates, and parent corporations, predecessors, successors, and assigns, and all other persons, firms, corporations, and entities (none of whom admit any liability to CIA but all of whom expressly deny any liability) from, and covenants never to sue or charge any of them with respect to, any and all charges, claims, demands, damages, actions, causes of action, or lawsuits of any kind or nature whatsoever which, arises out of or is related to the operation of the Company, the ownership of the Company, or the transfer of the Company’s stock, whether in law or equity, known or unknown, asserted or unasserted, suspected or unsuspected.

ARTICLE 6

MISCELLANEOUS

6.1

Waivers and Amendments. This Agreement may be amended or modified in whole or in part only by a writing which makes reference to this Agreement and which is executed by Galaxy and CIA. The obligations of either party under this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the party claimed to have given the waiver; provided, however, that any waiver by any party of any violation of, breach of or default under any provision of this Agreement or any other agreement provided for herein shall not be construed as or constitute a continuing waiver of such provision, or waiver of any other violation of, breach of or default under any other provision of this Agreement or any other agreement provided for in this Agreement.

6.2

Entire Agreement. This Agreement, the By-Laws, all Exhibits and the other agreements and instruments expressly provided for in this Agreement together set forth the entire understanding of the parties to this Agreement and supersede in their entirety all prior contracts, agreements, arrangements, communications, discussions, representations and warranties, whether oral or written, among the parties pertaining to the purchase and sale of the Shares.

6.3

Choice of Law. THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT OR THE TRANSACTIONS  CONTEMPLATED HEREBY SHALL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF KENTUCKY, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

6.4

Forum Selection Clause. The Parties hereby irrevocably and unconditionally consent to submit to the jurisdiction of the courts of the Commonwealth of Kentucky for any actions, suits or proceedings arising out of or relating to this Agreement.

6.5

Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

6.6

Assignment, Successors and Assigns. No party may voluntarily or by operation of law assign, hypothecate, give or otherwise transfer or encumber all or any part of their rights, duties, or other interests or obligations in this Agreement without the other parties’ prior written consent. Any attempt to make as assignment in violation of this provision will be a material default under this Agreement and any assignment in violation of this provision will be null and void.

6.7

Third-Parties. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the parties to this Agreement any rights or remedies under or by reason of this Agreement.

6.8

Headings. The headings in this Agreement are solely for convenience of reference and shall not be given any effect in the construction or interpretation of this Agreement.

6.9

Expenses. Each party hereto will pay their own expenses in connection with the transactions contemplated hereby.

6.10

Attorneys’ Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled from the losing party.

6.11

Interpretation.  For purposes of interpretation, this Agreement shall be deemed to have been drafted by the parties and no ambiguity shall be resolved against any party by virtue of their participation in the drafting of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

GALAXY NEXT GENERATION, INC.

/s/Gary LeCroy

By: Gary Lecroy

Title: President

CIA LLC

/s/Alec G. Stone

By: Alec G. Stone

Title: Duly authorized Member

January 24, 2019

EXHIBITS

EXHIBIT A - DEFINITIONS

EXHIBIT B – BY-LAWS OF FULLCIRCLE ENTERTAINMENT, INC.

EXHIBIT C – DISCLOSURE SCHEDULE

Exhibit A

DEFINITIONS

The following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

“Affiliate” means, with respect to any specified Person, any other person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including, without limitation, any general partner, managing member, officer or director of such Person, or any venture capital fund, business or legal entity now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person.

 “Code” means the Internal Revenue Code of 1986, as amended.

“Company Intellectual Property” means all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, tradenames, copyrights, trade secrets, domain names, mask works, information and proprietary rights and processes, similar or other intellectual property rights, subject matter of any of the foregoing, tangible embodiments of any of the foregoing, licenses in, to and under any of the foregoing, and any and all such cases that are owned or used by the Company in the conduct of the Company’s business as conducted on or before the Closing.

“Key Employee” means any executive-level employee as well as any employee or consultant who either alone or in concert with others develops, invents, programs or designs any Company Intellectual Property.

“Lien(s)" means any mortgage, deed of trust, lien, pledge, hypothecation,  encumbrance, charge or security interest in, easement, conditional sale or other title retention agreement, or other encumbrance of any kind.

“Material Adverse Effect” means a material adverse effect on the business, its assets (including intangible assets), liabilities, financial condition, property, prospects or results of operations of the Company which the investor can show would have resulted in or are reasonably likely to result in losses to the investor or to the Company that exceed US$10,000 (ten thousand US dollars).

“Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

 Exhibit B

BY-LAWS OF FULLCIRCLE ENTERTAINMENT, INC.

Exhibit C

DISCLOSURE SCHEDULE

None